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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 14, 1997
                        (Date of earliest event reported)

                              CONTOUR MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                          0-26288                   77-0163521
(State or other jurisdiction of     (Commission file number)   (I.R.S. Employer Identification No.)
incorporation or organization)
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                            6025 SHILOH ROAD, SUITE A
                            ALPHARETTA, GEORGIA 30005
                    (Address of principal executive offices)

                                 (770) 888-8528
              (Registrant's telephone number, including area code)


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Item 4.   Changes in Registrant's Certifying Accountant.

         By letter dated August 14, 1997, Coopers & Lybrand L.L.P. ("C&L"), which was the Company's independent accountant for its fiscal year ended June
30, 1996 and had been retained for the Company's fiscal year ended June 30, 1997, resigned as the Company's independent accountants. The reports of the Company's independent accountants on the Company's financial statements for the fiscal year ended December 31, 1994 and the six-month period ended June 30, 1995
(both of which reported on by BDO Siedman, LLP) and for the fiscal year ended
June 30, 1996 do not contain an adverse opinion or disclaimer of an opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles or practices. The Company is also not aware of any "disagreement" or "reportable event," within the meaning of Item 304 of Regulation S-K, with its independent accountants during the two fiscal years ended June 30, 1995 and June 30, 1996, and from that date to the date of C&L's resignation on August 14, 1997, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         As required by Item 304(a)(3) of Regulation S-K, C&L received a copy of this Form 8-K on the date of filing with the Securities and Exchange Commission and has been requested to respond so that the Company can file the response of C&L within ten business days after the filing of this Form 8-K.

         The Company is in the process of seeking a new independent accountant to report on the Company's financial statements for the fiscal year ended June
30, 1997. When the Company retains a successor accounting firm, the Company will file a current report on Form 8-K with respect thereto.

Item 7.   Financial Statements and Exhibits.

          (a)      Financial Statements:  None.

          (b)      Pro Forma Financial Information:  None

          (c)      Exhibits:

                   16.1          Letter of Coopers & Lybrand L.L.P. required by
                                 Item 304(a)(3) of Regulation S-K.*

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    *   To be filed by Amendment.

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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     CONTOUR MEDICAL, INC.

                                                     By: /s/ Donald F. Fox
                                                         -----------------------
                                                        Donald F. Fox
                                                        Its President

Dated as of August 14, 1997.

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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION                              PAGE
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  16.1                   Letter of Coopers & Lybrand L.L.P.
                         required by Item 304(a)(3) of Regulation S-K.*

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    *   To be filed by Amendment.